                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 SEMINIS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 SEMINIS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                           NOTICE OF ANNUAL MEETING OF
                          STOCKHOLDERS OF SEMINIS, INC.
                            TO BE HELD MARCH 14, 2001

        The Annual Meeting of Stockholders of Seminis, Inc. ("Seminis") will be held at Seminis' headquarters at 2700 Camino del Sol, Oxnard, CA, 93030 on Wednesday, March 14, 2001 at 10:00 a.m., Pacific Standard Time, for the following purposes:

        1. to elect a class of four (4) directors to the Board of Seminis with terms expiring at the annual meeting in 2004;

        2. to approve an amendment of the Certificate of Incorporation of Seminis to increase the number of shares of Class A Common Stock from 158,000,000 to 278,000,000;

        3. to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors of Seminis has fixed the close of business on January 31, 2001 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. A list of the stockholders entitled to vote will be available for examination by stockholders at Seminis, Inc., 2700 Camino del Sol, Oxnard, California, 93030 during ordinary business hours from March 5, 2001 to the date of the meeting.

        Whether or not you plan to attend the meeting in person, please vote your Proxy as soon as possible in order that you may be represented at the meeting. If you attend the meeting and wish to vote in person, your Proxy will not be used.

        Seminis has approximately [______] holders of common stock. To ensure proper representation at the meeting, it is important, however small your holdings, that you vote. You can vote by telephone or by mailing back the proxy card. Voting by telephone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these options.

                                       By order of the Board of Directors


                                       /s/ BERNARDO JIMENEZ BARRERA
                                       -----------------------------------------
                                       Bernardo Jimenez-Barrera
                                       Secretary

February 14, 2001

                                TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
Voting Rights and Solicitation....................................................................     1
Proposal No. 1 -- Election of Directors...........................................................     2
Proposal No. 2 -- Amendment of the Certificate of Incorporation of Seminis to
increase the number of shares of Class A Common Stock.............................................     5
Security Ownership of Seminis, Inc................................................................     6
Executive Summary Compensation Table and Related Information......................................     8
Stock Performance Graph...........................................................................    15
Stockholder Proposals for Fiscal Year 2001 Proxy Statement........................................    16
Other Information.................................................................................    16
Appendix I........................................................................................    17
Appendix II.......................................................................................    18

                                  SEMINIS, INC.
                                ----------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Seminis, Inc. (the "Company") of Proxies to be voted at the Annual Meeting of Stockholders to be held on Wednesday, March 14, 2001, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing of this Proxy Statement and accompanying form of Proxy to stockholders will commence on or about February 14, 2001.

                         VOTING RIGHTS AND SOLICITATION

        Shares represented by properly executed Proxies received on behalf of Seminis will be voted at the meeting in the manner specified therein. If no instructions are specified in a Proxy returned to Seminis, the shares represented thereby will be voted in favor of the election of the directors listed in the enclosed Proxy, and in favor of the amendment of the Certificate of Incorporation of Seminis to increase the number of shares of Class A Common Stock. Any Proxy may be revoked by the person giving it at any time prior to being voted.

        The Board of Directors does not know of any business to be presented at the meeting other than the matters referred to above and in the accompanying Notice of Meeting. If any other matters are presented at the meeting, the persons named in the enclosed Proxy have discretionary authority to vote and will vote all proxies with respect to such matters in accordance with their judgment.

        Only holders of record of Seminis' Class A Common Stock and Class B Common Stock at the close of business on January 31, 2001 are entitled to vote at the meeting. At the close of business on that day, 13,975,764 shares of Class A Common Stock and 45,848,622 shares of Class B Common Stock were issued and outstanding. As provided in our Certificate of Incorporation, each share of Class A Common Stock is entitled to one (1) vote and each share of Class B Common Stock is entitled to three (3) votes. Holders of Class A Common Stock and Class B Common Stock will vote together as one class on all the matters presented at the meeting. Savia, S.A. de C.V. ("Savia") owns approximately 67.9% of Seminis' outstanding common stock and controls 80.4% of the vote of the Company's common stock. Savia has informed the Company that it intends to vote in favor of the proposals.

        The presence, in person or by proxy, of a majority of the total outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominees as Seminis' Directors, the affirmative vote of the majority of the outstanding common stock is necessary to approve the amendment to the Certificate of Incorporation and the affirmative vote of a majority of the votes cast is necessary to approve all other actions. For each matter, we will include only those votes cast for or withheld from a nominee for director or those cast for or against the matter to be voted on. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

        The Bylaws of Seminis provide that the Board of Directors shall consist of three classes of Directors with overlapping three-year terms. One class of Directors is to be elected each year with terms extending to the third succeeding annual meeting after such election. The Bylaws provide that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of Directors permits.

        Pursuant to the provisions of the Bylaws described above, there are four Directors of Seminis whose terms expire at the annual meeting in 2001. The four Directors whose terms are expiring in 2001 are described in the section immediately below. It is the Board's intention that each of these persons will be nominated for new terms extending to the annual meeting in 2004 and until their successors are duly elected. Proxies received in response to this solicitation will be voted, unless such authority is withheld, in favor of the election of these four nominees. In the election of members of the Board of Directors, the four candidates receiving the most votes will be elected. While there is no reason to believe that any of the nominees will, prior to the date of the meeting, refuse or be unable to accept the nomination, should any nominee or nominees so refuse or become unable to accept, it is the intention of the persons named in the Proxy to vote for such other person or persons as the Directors may recommend.

        Directors whose terms expire at the annual meetings in 2002 and 2003 are described in separate sections below.

NOMINEES FOR ELECTION AS DIRECTORS WITH TERMS EXPIRING IN 2001

        Adrian Rodriguez Macedo. Director since January 2001. Managing Director of Monterrey Capital Partners, an investment fund, since September 2000; Chairman of Vectodivisas, a money exchange office, since 1994; age 50.

        George C. Ball, Jr. Director of Seminis since October 1995. President of Burpee Holding Company, a garden products and services company, since 1993; director of Geo J. Ball, Inc. from 1989 until its merger with Seminis in October 1995; age 48.

        Frank J. Pipp. Director of Seminis since December 1995. Consultant to Xerox Corporation since 1988; Corporate Officer, Group Vice President of Xerox responsible for worldwide product development and manufacturing, from 1980 to 1988; director of Advanced Hi-Tech, Inc., AAVID Thermal Technologies Inc. and Nypro, Inc.; age 75.

        Christopher J. Steffen. Director of Seminis since January 1997. Business consultant since December 1996; Vice Chairman and a director of Citicorp, N.A., predecessor to CitiGroup, N.A. and its principal subsidiary, Citibank, N.A., from May 1993 to December 1996; age 58.

DIRECTORS WITH TERMS EXPIRING IN 2002

        Alfonso Romo Garza. Chairman of the Board of Directors of Seminis since October 1995; Chief Executive Officer of Seminis since November 1999. Chief Executive Officer of Pulsar Internacional, S.A. de C.V. ("Pulsar"), an affiliate of Savia, since 1984; Chairman of the Board and Chief Executive Officer of Savia since 1988; Chairman of the Board and Chief Executive Officer of Seguros Comercial America, S.A. de C.V., a majority owned subsidiary of Savia, since 1989; Chairman of the Board of Empaques Ponderosa, S.A. de C.V. ("Empaq"), a majority owned subsidiary of Savia, since 1995; director of Cementos Mexicanos, S.A. de C.V., age 50.

        Jose Manuel Garcia Garcia. Director since January 2001. Chief Operating Officer of Savia's Packaging Division since 1989. He is a director of Savia, since January 1999 and of Empaq since January 1995; age 49.

        Eugenio Najera Solorzano. Director of Seminis since May 1998. President of Seminis since August 21, 2000; President and Chief Operating Officer of Seminis Vegetable Seeds, Inc., the principal operating subsidiary of Seminis, since August 21, 2000; in charge of new business development at Savia, from August 1997 to August 2000; Chief Operating Officer of Cigarrera La Moderna, S.A. de C.V. from November 1992 to September 1997; director of Savia and Bionova Holding Corporation ("Bionova"); age 52.

DIRECTORS WITH TERMS EXPIRING IN 2003

        Bernardo Jimenez Barrera. Director of Seminis since October 1995. Chief Financial Officer of Savia, since April, 2000; Chief Executive Officer and Chairman of the Board of Bionova, a leading biotechnology and processor company and a majority owned subsidiary of Savia and an affiliate of Seminis, since October 1996; director of Savia; age 47.

        Dr. Peter Davis. Director of Seminis since October 1995. President of the Family Business Group Inc., a consulting firm specializing in strategic issues for closely-held companies since May 1986; member of the executive committee of Pulsar, an affiliate of Savia; director of Bionova; member of the faculty of the Wharton School of the University of Pennsylvania from 1975 to 1994; age 56.

        Dr. Roger Beachy. Director of Seminis since May 2000. President and Director of Donald Danforth Plant Science Center since January 1999; Adjunct Professor of the Department of Biology of the Peking University, Beijing, China; Professor and Scripps Family Chair Head, Division of Plant Biology and Co-Director, International Laboratory for Tropical Agricultural Biotechnology, The Scripps Research Institute, La Jolla, California, from June 1991 to January 1999; age 56.

        Dr. Eli Shlifer. Director of Seminis since January 1997. Self employed; consultant for Pulsar for more than six years; director of Bionova; age 70.

COMMITTEES OF THE BOARD

        Seminis has an Audit Committee and a Compensation Committee of the Board of Directors.

        The members of the Audit Committee during fiscal year 2000 were Mr. Timothy M. George (Chairman), Mr. Frank J. Pipp and Mr. Christopher J. Steffen. This Committee, which met three times during fiscal year 2000, recommends to the Board of Directors an accounting firm to serve as Seminis' independent certified public accountants, reviews the results of Seminis' annual audit report, reviews with Seminis' independent certified public accountants Seminis' internal controls and financial management policies, reviews audit and any non-audit fees paid to Seminis' independent certified public accountants, and reports its findings to the Board of Directors on such policies. The current members of the Audit Committee are Mr. Christopher J. Steffen (Chairman), Mr. Frank J. Pipp and Mr. Roger Beachy.

        The members of the Compensation Committee during fiscal year 2000 were Mr. Timothy M. George (Chairman), Mr. Frank J. Pipp and Mr. Christopher J. Steffen. This Committee, which met four times during fiscal year 2000, monitors Seminis' compensation policies and employee incentive plans, reviews officers' salaries and bonuses, approves significant changes in salaried employee benefits and recommends to the Board of Directors such other forms of remuneration as it deems appropriate. The current members of the Compensation Committee are Mr. Frank J. Pipp (Chairman), Mr. Christopher J. Steffen and Mr. Roger Beachy.

        The Seminis Board of Directors met five times during fiscal year 2000. Each director of Seminis attended at least 75% of the total meetings of the Board of Directors and the Committees of the Board on which the individual served during fiscal year 2000.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees Seminis' financial reporting process on behalf of the Board of Directors. The Committee is composed of 3 independent Directors, met three times in fiscal 2000, and operates under a written charter (Appendix II) adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including Seminis' systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of Seminis' financial reporting and controls.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of Seminis' financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee received from and discussed with the independent auditors the written disclosure and the letter required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from Seminis. The Committee also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Committee also discussed with Seminis' independent auditors the overall scope and plans for their audits. The Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Seminis' internal controls, and the overall quality of Seminis' financial reporting.

        In reliance on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                                       Timothy M. George, Chairman
                                       Frank J. Pipp
                                       Christopher J. Steffen

DIRECTORS' COMPENSATION

        Seminis' outside directors receive an annual board membership fee of $25,000, a fee of $2,500 for each meeting of the Board of Directors attended and a fee of $1,000 for each committee meeting attended. Committee chairmen receive an additional annual fee of $2,000 and an additional fee of $250 for each committee meeting attended. Directors are eligible to receive options under the Seminis stock option plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote FOR the nominees listed herein.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has reappointed PricewaterhouseCoopers LLP as the independent public accounting firm to audit Seminis' financial statements for the fiscal year beginning October 1, 2000.

        Representative of PricewaterhouseCoopers will be present at the meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

                                 PROPOSAL NO. 2

                         PROPOSED AMENDMENT TO COMPANY'S
                          CERTIFICATE OF INCORPORATION

        The Board of Directors has approved, and has recommended that the shareholders of Seminis approve, an amendment to Seminis' Certificate of Incorporation providing for an increase from 158,000,000 to 278,000,000 in the number of authorized shares of Common Stock and an equivalent increase in the number of authorized shares of Class A Common Stock from 91,000,000 to 211,000,000. As of December 31, 2000, Seminis had a total of 13,975,764 shares of Class A Common Stock outstanding, 3,677,150 shares of Class A Common Stock reserved for issuance upon exercise of options under Seminis' 1998 stock option plan as amended and 45,848,622 shares of Class A Common Stock reserved for issuance upon conversion of the 45,848,622 shares of Class B Common Stock outstanding, accordingly the Company has available 27,498,464 shares of Class A Common Stock. The proposed Certificate of Amendment of Seminis' Certificate of Incorporation is contained in Appendix I to this Proxy Statement.

        Although the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional Class A Common Stock for any purposes, the Board of Directors believes the increase in the authorized number of shares is in the best interests of Seminis. If the amendment is approved, the additional 120,000,000 Class A authorized shares of Common Stock would be available for issuance in the future for any proper corporate purpose, including, without limitation, financings, stock splits, stock dividends, rights offerings and employee stock incentive plans, as the Board of Directors may deem advisable. Seminis has committed to deliver to its bank group by March 31, 2001 a financial plan through September 30, 2002, which includes a proposal for the recapitalization of the Company (i.e. a plan to retire or refinance the bank debt by June 30, 2002). As part of the recapitalization Seminis may issue significant additional shares of, or other equity securities convertible into, Class A Common Stock. No additional action or authorization by Seminis' shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. Shareholders will not have preemptive rights to subscribe for shares of Common Stock, unless Seminis grants such rights at the time of issue.

        The issuance of additional shares of Common Stock, while providing desirable flexibility in connection with corporate purposes, could have a dilutive effect on the earnings per share, voting power and shareholdings of Seminis' current shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends that shareholders vote FOR the approval of the amendment increasing the number of shares of authorized Common Stock.

                       SECURITY OWNERSHIP OF SEMINIS, INC.

        The following table sets forth information regarding the beneficial ownership of common stock, as of January 26, 2001, by each of Seminis' directors, the President and Chief Operating Officer and the other named executive officers, each person known to Seminis to own beneficially more than 5% of the outstanding shares of common stock, and all directors and executive officers of Seminis as a group.

        The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as those beneficially owned by them.

                                                         CLASS A                  CLASS B                     TOTAL
                                                       COMMON STOCK             COMMON STOCK               COMMON STOCK
                                                    -------------------   ------------------------  -------------------------
NAME AND ADDRESS OF BENEFICIAL OWNERS               NUMBER   PERCENT(1)     NUMBER(2)   PERCENT(3)     NUMBER      PERCENT(4)
-------------------------------------               ------   ----------   ------------  ----------  -------------  ----------
DIRECTORS AND NOMINEES

Alfonso Romo Garza ..........................        42,000         *%    42,823,515(5)    93.4%    42,865,515(5)    71.7%
  Chairman of the Board and Director
  c/o Pulsar International, S.A. de C.V.
  Ave. Roble No. 300
  Torre Alta
  Col. Valle del Campestre
  66265 Garza Garcia, N.L
  Mexico
Savia, S.A. de C.V ..........................            --         --    40,615,619       88.6     40,615,619       67.9
  Av. Batallon de San Patricio
  No. 111-40 Piso
  Colonia Valle Oriente
  66269 San Pedro, Garza Garcia, N.L
  Mexico

George C. Ball, Jr ..........................            --         --       180,131          *        180,131          *
Bernardo Jimenez Barrera ....................         8,000          *            --         --          8,000          *
Dr. Peter Davis .............................         3,000          *            --         --          3,000          *
Frank J. Pipp ...............................         8,000          *            --         --          8,000          *
Dr. Eli Shlifer .............................         6,900          *            --         --          6,900          *
Eugenio Najera Solorzano ....................        30,300          *            --         --         30,300          *
Christopher J. Steffen ......................         5,000          *            --         --          5,000          *
Roger Beachy ................................            --          *            --         --             --          *
Adrian Rodriguez ............................        31,875          *            --         --         31,875          *
Jose Manuel Garcia ..........................            --          *            --         --             --          *

NAMED EXECUTIVE OFFICERS

Alejandro Rodriguez Graue ...................         2,800          *            --         --          2,800          *
Octavio Hernandez ...........................         1,500          *            --         --          1,500          *
Dr. Charles E. Green ........................        36,000          *            --         --         36,000          *
Ron Colton ..................................           100          *            --         --            100          *


All directors and executive officers of
  Seminis as a group (15 persons) ...........       175,475        1.3    43,003,646       93.8     43,179,121       72.2

CERTAIN BENEFICIAL OWNERS

Capital Group International, Inc. ...........     1,491,000(6)    10.7            --         --      1,491,000(6)     2.5
  11100 Santa Monica Boulevard
  Los Angeles, CA 90025

----------

*       Less than 1%

(1) The calculation of percentage beneficial ownership of Class A Common Stock is based on 13,975,764 shares of Class A Common Stock outstanding.

(2) Class B Common Stock is convertible into shares of Class A Common Stock at anytime. The number of shares of Class B Common Stock for each person in the table assumes such persons do not convert any Class B Common Stock into Class A Common Stock.

(3) The calculation of percentage beneficial ownership of Class B Common Stock is based on 45,848,622 shares of Class B Common Stock outstanding.

(4) The calculation of percentage beneficial ownership of Class A Common Stock and Class B Common Stock, together, is based on 59,824,386 of Class A Common Stock and Class B Common Stock, in aggregate.

(5) The number of shares of Class B Common Stock beneficially owned by Alfonso Romo Garza includes shares beneficially owned by Savia and other entities controlled by Mr. Romo as well as shares directly owned by Mr. Romo. The number of shares beneficially owned by Savia includes shares beneficially owned by entities controlled by Savia as well as shares directly owned by Savia.

(6) As reported on Schedule 13G filed with the Securities and Exchange Commission, as amended on February 11, 2000, Capital Guardian Trust Co., a bank, is the beneficial owner of 1,491,000 shares with sole power to vote 1,103,500 shares and to dispose of 1,491,000 shares of Class A Common Stock. Capital Group International, Inc. is the parent company of such shareholder.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Seminis' officers and directors and persons who own more than ten percent of a registered class of Seminis' equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Seminis believes that during fiscal year 2000 its officers and directors complied with all applicable
Section 16(a) filing requirements, except that Dr. Charles E. Green inadvertently failed to file a Form 3 upon the acquisition of 3,000 Class A shares on August 16, 2000 and, consequently, a Form 4 after the tenth day after the end of the month in which a change of beneficial ownership occurred. Mr. Green acquired 3,000 Class A shares on August 17, 2000, 10,000 shares on August 21, 2000, 10,000 shares on October 20, 2000, 7,000 shares on December 15, 2000 and 3,000 shares on December 18, 2000. Mr. Green will promptly file, as required by law.

          EXECUTIVE SUMMARY COMPENSATION TABLE AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

        The Compensation Committee (the "Committee") of the Board of Directors sets the compensation of the Chief Executive Officer and Chief Operating Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants. The Committee, serving under a charter adopted by the Board of Directors, is composed entirely of outside directors who have never served as officers of the Company.

COMPENSATION PHILOSOPHY AND OBJECTIVES

        The Company operates in an extremely competitive and rapidly changing business environment. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of designated financial targets, individual contribution, product quality, and customer satisfaction. Within this overall philosophy, the Committee's objectives are to:

        - Offer a total compensation program that takes into consideration the compensation practices of a group of selected companies with which the Company competes for executive talent and insures equitable remuneration.

        - Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives as well as individual contributions.

        - Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

        The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term, equity-based incentive awards.

        The Committee determines the compensation levels for the executive officers with the assistance of the Company's human resources department, which works with independent consulting firms that furnish the Committee with executive compensation data drawn from nationally recognized surveys of similarly sized companies.

        The positions of the Company's CEO and executive officers were compared with those of their counterparts, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation.

        Base Salary. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the peer companies. Consideration is also given to compensation of comparable positions in other Pulsar operating companies.

        Variable Incentive Awards. To reinforce the attainment of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. Variable incentive pay awards are the result of the cumulative achievement of company, team, and personal goals. Goals are established at the beginning of each fiscal period. Goals are set from top down within the organization in such a manner that the personal and team goals for subordinate organizational levels support the attainment of goals for the higher level, thereby assuring a commonality of purpose among functional operations. The incentive plan sets a threshold level of Company performance that must be attained before any incentive awards are made. Once the fiscal year's threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. The plan does allow for pro-rata incentive payment based upon Company goal performance over the threshold but less than or greater than 100% of target. A target is set for each executive officer based on targets for comparable positions at comparison companies, as well as related Pulsar organizations, and is stated in terms of a percentage of the officer's base salary for the year. No incentive bonuses were paid to any of the named employees listed in the Executive Summary Compensation Table included herein. The special research and development bonus was paid to Dr. Green and non-executive incentive bonuses were paid to Dr. Green and Mr. Colton.

        Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards is to align the interests of executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion. Equity-based incentive awards are made in conformance with the Seminis Stock Option Plan of 1998.

        CEO COMPENSATION. The annual base salary of Mr. Romo was established by the Compensation Committee and approved by the Board at its November 1999 meeting. The Committee's recommendation was made based upon Mr. Romo's duties and the salary levels paid to Chief Executive Officer's of similarly sized companies doing business on a global scale. Further consideration was taken of Mr. Romo's involvement in the founding of Seminis and his previous services to the Company.

        Mr. Romo received no incentive compensation payment as a result of Seminis' fiscal year 2000 performance. On October 2000, Mr. Romo did receive an option grant of 80,000 shares under the Company's broad-based stock option program during and subsequent to the Company's fiscal year end. The option grants made to Mr. Romo have the four (4)-year vesting schedule applicable to all plan participants.

        The Variable Incentive Awards Program, from which Mr. Romo received no payment, and Options from the Company's Stock Option Plan, which depend upon appreciation of the Company's Common Stock over the option term, place a significant portion of Mr. Romo's compensation at risk.

        COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m). Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. This limitation applies only to compensation which is not qualified performance based compensation. The Seminis Stock Option Plan of 1998 has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan should qualify as performance-based compensation which should not be subject to the $1 million limitation.

COMPENSATION COMMITTEE

     Timothy M. George, Chairman
     Frank J. Pipp
     Christopher J. Steffen

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee of the Company's Board of Directors for the 2000 fiscal year are those named above in the Compensation Committee Report. No member of this Committee was at any time during the 2000 fiscal year or at any other time an officer or employee of the Company.

EXECUTIVE SUMMARY COMPENSATION TABLE

        The following table provides a summary of compensation earned by the Company's Chief Executive Officer and the four other highest-paid executives, for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years:

                                                                                                         LONG-TERM
                                                                                                        COMPENSATION
                                                                         ANNUAL COMPENSATION               AWARDS
                                                                 ------------------------------------   ------------
                                                                                                         SECURITIES
                                                                                            OTHER        UNDERLYING
                                                      FISCAL     SALARY        BONUS     COMPENSATION      OPTIONS
  NAME AND PRINCIPAL POSITION                          YEAR        ($)          ($)          ($)             (#)
  ---------------------------                         ------     -------      -------    ------------   ------------
  Alfonso Romo(1) ................................      2000     690,797           --              --          3,000
    Chairman of the Board and Chief Executive           1999          --           --              --             --
    Officer                                             1998          --           --              --             --

  Alejandro Rodriguez Graue(2)(3) ................      2000     567,999           --         113,766         49,500
    President & Chief Operating Officer                 1999     370,789           --         246,795             --
                                                        1998     352,910      628,093         188,913         35,046

  Octavio Hernandez(3) ...........................      2000     273,966           --          38,063         27,848
    Vice President & Chief Financial Officer            1999     215,410           --          76,495             --
                                                        1998     169,735      289,333         270,709          6,077

  Dr. Charles E. Green ...........................      2000     236,143      113,082(4)           --         33,272
    Vice President -- Research and                      1999     204,579      139,396              --             --
    Development                                         1998     180,871       45,316              --             --

  Ron Colton .....................................      2000     202,923       42,675              --          7,343
   Corporate General Counsel                            1999     200,000           --              --             --
                                                        1998      30,769           --              --             --

----------

(1)     Mr. Romo became CEO in December 1999.

(2) Alejandro Rodriguez resigned on August 21, 2000 and was retained as a consultant until November 30, 2000.

(3) Other compensation paid to Mr. Rodriguez consisted of: 1) The fair market value of housing provided by the Company of $51,190 for fiscal year 2000, $73,620 in fiscal year 1999 and $72,000 in fiscal year 1998, and 2) A Relocation/International Living Bonus of $62,576 for fiscal year 2000, $173,175 in fiscal year 1999 and $116,913 in fiscal year 1998. Other compensation paid to Mr. Hernandez consisted of: 1) The fair market value of housing provided by the Company of $9,673 for fiscal year 2000, $44,600 in fiscal year 1999 and $54,000 in fiscal year 1998, and 2) A Relocation/International Living Bonus of $28,390 in fiscal year 2000, $31,895 in fiscal year 1999 and $216,709 in fiscal year 1998. The homes occupied by Mssrs. Rodriguez and Hernandez were sold to these officers in April and May 2000, respectively. Mssrs. Rodriguez and Hernandez also received a special bonus equal to the interest expenses on the Company loan (described under "Transaction With Executive Officers, etc.") to finance the purchase of the houses.

(4) Dr. Charles E. Green's 2000 bonus includes $38,068 as a special one-time research and development bonus payment which was provided to Seminis scientific and breeder staff members.

OPTION GRANTS

        In August and October of 2000 options to purchase Seminis shares were granted to various individuals for services rendered during the preceding fiscal year pursuant to the terms of the Seminis, Inc. 1998 Stock Option Plan as amended. Awards were made to the named officers set forth below.

                                                                  INDIVIDUAL GRANTS
                                 -------------------------------------------------------------------------------------
                                                PERCENT OF
                                                   TOTAL                                        POTENTIAL REALIZABLE
                                                  OPTIONS                                         VALUE AT ASSUMED
                                  NUMBER OF      GRANTED TO                                    ANNUAL RATES OF STOCK
                                 SECURITIES     EMPLOYEES IN   EXERCISE OR                     PRICE FOR APPRECIATION
                                 UNDERLYING       AUGUST AND   BASE PRICE                         FOR OPTION TERM(1)
                                  OPTIONS       OCTOBER 2000    PER SHARE      EXPIRATION      -----------------------
  NAME                              (#)             GRANT       ($/SHARE)         DATE           5%($)         10%($)
  ----                           ----------     ------------   -----------     -----------     --------       --------
  Alfonso Romo ...............     80,000          15.34%          1.36         10/15/10       68,424        173,399

  Dr. Charles E. Green .......     25,272           5.85%          1.56         08/28/10       24,794         62,832
                                   15,000           2.88%          1.36         10/15/10       12,829         32,512

  Octavio Hernandez ..........     16,848           3.90%          1.56         08/28/10       16,529         41,888
                                   10,000           1.92%          1.36         10/15/10        8,553         21,675

  Ron Colton .................      3,343           0.77%          1.56         08/28/10        3,280          8,311
                                    4,000           0.77%          1.36         10/15/10        3,421          8,670

----------

(1) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten (10) year option term will be at the assumed 5% or 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(2) Mr. Eugenio Najera received 50,000 options in October 2000 at an exercise price of $1.36 per share.

OPTION EXERCISES

        No exercises of stock were made during fiscal year 2000 by the (1) President and Chief Executive Officer and (2) the other four most highly compensated executive officers of Seminis.

FISCAL 2000 YEAR END OPTION VALUES

        The following table sets forth information concerning unexercised options held by the named executive officers and directors as of September 30, 2000. Based on the closing price per share of Class A Common Stock on the Nasdaq National Market on September 30, 2000, none of the unexercised options are in-the-money.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED               VALUE OF UNEXERCISED
                                                                 OPTIONS AT                    IN-THE-MONEY OPTIONS AT
                                                              FISCAL YEAR END(#)                  FISCAL YEAR END($)
                                                       -------------------------------      --------------------------------
  NAME                                                 EXERCISABLE       UNEXERCISABLE      EXERCISABLE        UNEXERCISABLE
  ----                                                 -----------       -------------      -----------        -------------
  Alfonso Romo..................................                              3,000               --                 --
  Alejandro Rodriguez Graue.....................          17,523             67,023               --                 --
  Octavio Hernandez.............................           3,039             30,886               --                 --
  Dr. Charles E. Green..........................           2,871             36,142               --                 --
  Ron Colton....................................                              7,343               --                 --

TRANSACTIONS WITH EXECUTIVE OFFICERS, DIRECTORS AND OTHERS

        On April 21, 2000, Seminis sold residential real property to Mr. Alejandro Rodriguez, former President and COO of Seminis, at the appraised value of $1,100,000.00. As part of the transaction, Mr. Rodriguez executed a Promissory Note (secured by a Deed of Trust) for the purchase price. Such Note provides for interest at the rate of 7.75 percent per annum, and is payable in ten equal annual installments of principal, including interest accrued thereon, with the first such payment to be due December 15, 2000, and annually thereafter. Seminis has agreed to defer the payment of $165,590.00 ($110,000.00 of principal, and $55,590.00 in accrued interest) that was due on December 15, 2000. Mr. Rodriguez has agreed to pay the entire Note, including all accrued interest thereon, upon sale of his house but not later than November 30, 2001. Mr. Rodriguez resigned on August 21, 2000 with no severance arrangements from Seminis.

        On May 31, 2000, Seminis sold residential real property, originally acquired on April 16, 1999 for $216,000.00, to Mr. Octavio Hernandez, former Vice President and Chief Financial Officer, at the appraised value of $216,000.00. As part of the transaction, Mr. Hernandez executed a Promissory Note (secured by a Deed of Trust) for the purchase price. Such Note provides for interest at the rate of 7.75 percent per annum, and is payable in ten equal annual installments of principal, including interest accrued thereon, with the first such payment to be due December 15, 2000, and annually thereafter. Mr. Hernandez has paid the entire Note to Seminis, including all accrued interest thereon. Mr. Octavio Hernandez resigned effective December 31, 2000 with no severance arrangements from Seminis.

        On June 16, 2000, Seminis sold residential real property, originally acquired on December 12, 1999 for $862,000, to Mr. Bruno Ferrari, Senior Vice President, at the appraised value of $875,000.00. As part of the transaction, Mr. Ferrari executed a Promissory Note (secured by a Deed of Trust) for the purchase price. Such Note provides for interest at the rate of 7.75 percent per annum, and is payable in ten equal annual installments of principal, including interest accrued thereon, with the first such payment to be due December 15, 2000, and annually thereafter. The December installment has been paid in full.

        On or about April 17, 2000, Seminis loaned $100,000.00 to Mr. Gaspar Alvarez, Vice President and Worldwide Controller, to aid Mr. Alvarez in the purchase of a family residence. Such amount is evidenced by a Promissory Note signed by Mr. Alvarez (and secured by a second Deed of Trust on such residential property), and is payable in ten annual equal installments of principal, plus interest thereon at the rate of 7.75 percent per annum. The first such annual installment is due on December 15, 2000. The December installment has been paid in full.

        Pursuant to an agreement between Seminis and Bionova, Seminis pays Bionova a minimum fee of $2.5 million per year for access to the results of Bionova's biotechnology research. This agreement will terminate pursuant to its terms on January 1, 2007.

                            STOCK PERFORMANCE GRAPH

        The graph set forth below compares the monthly percentage change in Seminis' cumulative total shareholder return on its Class A Common stock to the cumulative total return of the Standard & Poor's 500 Stock Index (the "S&P 500") and a peer group comprised of Standard & Poor's Foods Index.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
             FOR THE FIFTEEN MONTH PERIOD ENDING SEPTEMBER 30, 2000*


                               [GRAPHIC OMITTED]


                               SEMINIS     S&P 500     S&P FOODS
                               -------     -------     ---------
June 30                          100         100           100
September 30, 1999                58          94            94
September 30, 2000                 8         106            89

----------

* Assumes that the value of the investment in Seminis' common stock and each index was $100 on June 30, 1999 and that all dividends were reinvested.

           STOCKHOLDER PROPOSALS FOR FISCAL YEAR 2001 PROXY STATEMENT

        If a stockholder intends to present a proposal at Seminis' 2001 Annual Meeting of Stockholders and seeks to have the proposal included in Seminis' Proxy Statement relating to that meeting, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the proposal must be received by Seminis no later than the close of business on November 1, 2001. If a stockholder wishes to present a matter at the 2001 Annual Meeting of Stockholders that is outside of the processes of Rule 14a-8, Seminis' Bylaws state that notice must be given to Seminis by November 1, 2001. After that date, the proposal will be considered untimely and Seminis' proxies will have discretionary voting authority with respect to such matter. Any proposals, as well as any related questions, should be directed to the Secretary of Seminis.

                                OTHER INFORMATION

        The cost of the solicitation of Proxies by the Board of Directors will be borne by Seminis. Solicitation of proxies will be made by mail, and, in addition, may be made by officers, and employees of Seminis, personally or by telephone. Forms of Proxies and proxy materials may also be distributed, through brokers, custodians and other like parties to the beneficial owners of Seminis' common stock.

                                   APPENDIX I


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  SEMINIS, INC.


                Seminis, Inc., (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("DGCL"), DOES HEREBY CERTIFY:

                FIRST, that the Board of Directors of said corporation, by the unanimous written consent of its members filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

                RESOLVED, that the Certificate of Incorporation of Seminis, Inc. be amended by changing Article Fourth thereof so that, as amended, said Article shall be and read as follows:

                "FOURTH: The total number of shares of stock which the Corporation has authority to issue is 288,000,000 shares, consisting of (a) 10,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock") and (b) 278,000,000 shares of Common Stock, par value $.01 per share (the "Authorized Common Stock"), to be divided into two classes, consisting of
(i) 211,000,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock") and (ii) 67,000,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock")."

                SECOND, that the Amendment of the Certificate of Incorporation effected by this Certificate was duly authorized at the Annual Meeting of Stockholders held on March 14, 2001, by the holders of a majority of the outstanding capital stock of the Corporation entitled to vote thereon, after first having been declared advisable by the Board of Directors of the Corporation, all in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

                IN WITNESS WHEREOF, Seminis, Inc. has caused this certificate to be signed by _______________, its ______________, as of January __, 2001.



                                       ----------------------------
                                       Name:
                                       Title:

                                   APPENDIX II
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                  SEMINIS, INC.
                                     CHARTER

I.      PURPOSE

This Charter ("Charter") shall govern the operations of the Audit Committee ("Committee") of the Board of Directors ("Board") of Seminis Inc., a Delaware corporation ("Corporation"). The purpose of the Committee is to assist and direct the Board in fulfilling its oversight responsibilities by conducting reviews in (i) financial reporting process, (ii) the Corporation's systems of internal controls, (iii) the Corporation's auditing process, (iv) the Corporation's compliance with laws and regulations and (v) the Corporation's adherence to the code of conduct. Consistent with this purpose, the Committee shall encourage continuous improvement of, and shall foster compliance to, the Corporation's policies, procedures and practices at all levels and provide an avenue of communication between the Board, the independent auditors and the financial management.

II.     COMPOSITION

The Committee shall be comprised of three or more independent directors that meet the requirements for independence promulgated by the NASDAQ. Members should be financially literate and have accounting or related financial management experience.

Members of the Committee shall be elected by the Board at the annual meeting of the Board to serve one-year terms. If a member is unable to serve a full term, the Board shall select a replacement. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee.

III.    MEETINGS

The Committee shall meet at least twice annually with management and the independent auditors. Such meetings and communications shall be, either in person or by conference telephone call, and can be separate or together, at the discretion of the Committee.

IV.     RESPONSIBILITIES

A. Independent Auditors

        - Select, evaluate and where appropriate replace the independent auditors.

        -       Review the external auditors' proposed audit scope and approach.

        - Ensure independence of the outside auditors and receive periodically a formal statement regarding independence in accordance with IASB Standard No. 1.

        - Communicate to the independent auditors that they are ultimately accountable to the Board through the Committee.

B. Audit Committee Charter

        - Review and assess adequacy of charter annually and submit to Board for approval.

        -       Publish charter at least once every three years.

C. Internal Control

        - Review periodically the scope and adequacy of the Corporation's accounting and internal control systems and policies and management's progress with respect to implementing recommendations from the external auditors to improve internal controls or correct deficiencies.

        - Ensure open communication with the auditors regarding deficiencies in internal control, illegal acts, fraud and other related matters.

D. Financial Reporting

        - Review annual financial statements that includes discussion with management and independent auditors before filing.

        - Discuss quality, not just acceptability of accounting principles, reasonableness of significant judgments and clarity of disclosures.

        -       Discuss matters in accordance to SAS 61.

        - Prepare a report to shareholders annually to be included in the proxy.

E. Compliance with Laws and Regulations

        - Review the effectiveness of the system for monitoring compliance with laws and regulations that may have a material impact on financial statements, company policies and compliance programs.

        - Review the findings of any examination by regulatory agencies such as the Securities and Exchange Commission.

        - Obtain periodically updates from management, general counsel and tax director regarding compliance.

        - Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

F. Compliance with Code of Conduct

        - Ensure that a code of conduct is formalized in writing and that all employees are notified.

        - Review the program for monitoring compliance with the code of conduct.

        - Obtain periodically updates from management and general counsel regarding compliance.

                                 SEMINIS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 14, 2001

     The undersigned hereby constitutes and appoints Alfonso Romo Garza, Eugenio Najera Solorzano and Bernardo Jimenez Barrera, either jointly or individually, to represent the undersigned at the Annual Meeting of Stockholders of Seminis, Inc. ("Seminis") to be held at Seminis' headquarters at 2700 Camino del Sol, Oxnard, CA, 93030, on Wednesday, March 14, 2001 at 10:00 a.m., Pacific Standard Time, for the following purposes:

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  SEMINIS, INC.

                                 MARCH 14, 2001


                    Please Detach and Mail in the Envelope Provided



A        PLEASE MARK YOUR
   [X]   VOTES AS IN THIS
         EXAMPLE.

                                         FOR all nominees
                                    listed at right (except         WITHHOLD AUTHORITY
                                        as marked to the         to vote for all nominees
                                         contrary below)            listed at right.

1. To elect a class                            [ ]                         [ ]                 NOMINEES:
   of four (4)                                                                                   Adrian Rodriguez Macedo
   directors to the Board of Seminis                                                             George C. Ball, Jr.
   with terms expiring at the annual                                                             Frank J. Pipp
   meeting in 2004;                                                                              Christopher J. Steffen


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON'S NAME HERE:

----------

                                                FOR     AGAINST      ABSTAIN
2.      To approve an amendment of the          [ ]       [ ]          [ ]
        Certificate of Incorporation of
        Seminis to increase the number
        of shares of Class A Common
        Stock from 158,000,000 to
        278,000,000; and

3.      To transact such other business
        as may properly come before the
        meeting or any adjournment or
        adjournments thereof.


  SPECIFY DESIRED ACTION BY MARKING YOUR VOTE IN THE APPROPRIATE SPACES. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN THE ITEM 1 AND FOR ITEM 2. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY THAT THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSALS REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

     "I wish to attend the annual meeting of Seminis, Inc., scheduled        [ ]
     for Wednesday, March 14, 2001 at 10:00 a.m. in Oxnard,
     California. Please provide me an admittance card."



--------------------------------   ----------------------------   --------------
                                        PLEASE SIGN HERE:         Dated:

NOTE: The signature on this Proxy should correspond exactly with the Stockholder's name as printed above. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

                                 SEMINIS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 14, 2001

     The undersigned hereby constitutes and appoints Alfonso Romo Garza, Eugenio Najera Solorzano and Bernardo Jimenez Barrera, either jointly or individually, to represent the undersigned at the Annual Meeting of Stockholders of Seminis, Inc. ("Seminis") to be held at Seminis' headquarters at 2700 Camino del Sol, Oxnard, CA 93030, on Wednesday, March 14, 2001 at 10:00 a.m., Pacific Standard Time, for the following purposes:

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                        ANNUAL MEETING OF STOCKHOLDERS OF


                                  SEMINIS, INC.

                            WEDNESDAY, MARCH 14, 2001


                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.



YOUR CONTROL NUMBER IS ------->


                 Please Detach and Mail in the Envelope Provided



A        PLEASE MARK YOUR
   [X]   VOTES AS IN THIS
         EXAMPLE.

                                         FOR all nominees
                                    listed at right (except         WITHHOLD AUTHORITY
                                        as marked to the         to vote for all nominees
                                         contrary below)            listed at right.

1. To elect a class                            [ ]                         [ ]                 NOMINEES:
   of four (4)                                                                                   Adrian Rodriguez Macedo
   directors to the Board of Seminis                                                             George C. Ball, Jr.
   with terms expiring at the annual                                                             Frank J. Pipp
   meeting in 2004;                                                                              Christopher J. Steffen


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON'S NAME HERE:

----------

                                                FOR     AGAINST      ABSTAIN
2.      To approve an amendment of the          [ ]       [ ]          [ ]
        Certificate of Incorporation of
        Seminis to increase the number
        of shares of Class A Common
        Stock from 158,000,000 to
        278,000,000; and

3.      To transact such other business
        as may properly come before the
        meeting or any adjournment or
        adjournments thereof.


  SPECIFY DESIRED ACTION BY MARKING YOUR VOTE IN THE APPROPRIATE SPACES. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN THE ITEM 1 AND FOR ITEM 2. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY THAT THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSALS REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

     "I wish to attend the annual meeting of Seminis, Inc., scheduled        [ ]
     for Wednesday, March 14, 2001 at 10:00 a.m. in Oxnard,
     California. Please provide me an admittance card."



--------------------------------   ----------------------------   --------------
                                        PLEASE SIGN HERE:         Dated:

NOTE: The signature on this Proxy should correspond exactly with the Stockholder's name as printed above. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.